Exhibit 99.1

CHARLOTTE RUSSE PROVIDES UPDATE ON STRATEGIC REVIEW PROCESS

Company to Pursue Sale Process

SAN DIEGO, March 12, 2009 - Charlotte Russe Holding, Inc. (Nasdaq: CHIC) today announced that its Board of Directors has instructed its financial advisor, Cowen and Company, LLC, to initiate a sale process as part of the Company’s previously announced review of strategic alternatives.

The Company has received preliminary expressions of interest in acquiring the Company from both financial and strategic buyers. The sale process will enable the Company to obtain formal indications of interest from potential buyers. There can be no assurance, however, that a transaction will result.

The Company continues to implement a new strategic plan designed to increase long-term growth and profitability. As previously announced, the Company will announce its 2009 second quarter results on April 21, 2009.

IMPORTANT INFORMATION

Charlotte Russe Holding, Inc. filed a preliminary proxy statement with the U.S. Securities and Exchange Commission on March 9, 2009 relating to Charlotte Russe’s solicitation of proxies from the stockholders of Charlotte Russe with respect to the Charlotte Russe 2009 annual meeting of stockholders. Charlotte Russe and its directors and certain of its officers and other employees may be deemed to be participants in the solicitation of proxies for the 2009 annual meeting. The preliminary proxy statement contains detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Charlotte Russe’s stockholders. Charlotte Russe will also be filing a definitive proxy statement and other relevant documents, including a white proxy card. CHARLOTTE RUSSE ADVISES SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Charlotte Russe’s proxy statement and other relevant documents may be obtained without charge from the SEC’s website at www.sec.gov and from Charlotte Russe at www.charlotterusse.com. You may also obtain a free copy of Charlotte Russe’s definitive proxy statement, when it becomes available, by writing to the Corporate Secretary at 4645 Morena Boulevard, San Diego, California 92117.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Except for the historical information contained herein, this press release contains forward-looking statements. Such statements include, but are not limited to, the results of our process for evaluating strategic alternatives for the Company. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks that the Company will not receive indications of interest from potential purchasers or will not receive indications of interest that the Board considers acceptable and will not be able to execute its new strategic plan as intended, the Company will not open new Charlotte Russe stores or remodel existing stores in the numbers or on the schedule anticipated, general and regional economic conditions, industry trends, consumer demands and preferences, competition from other retailers and uncertainties generally associated with women’s apparel and accessory retailing. A description of these factors, as well as others that could affect the Company’s business, is set forth in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Charlotte Russe

Charlotte Russe, based in San Diego, California, is a mall-based specialty retailer of fashionable, value-priced apparel and accessories targeting young women in their teens and twenties. As of December 27, 2008, the Company operated 495 stores throughout 45 states and Puerto Rico. For more information about the Company, please visit www.charlotterusse.com.

Contact:	Investors:

The Consumer Group, LLC
Christine Greany
(858) 523-1732

Media:

Sard Verbinnen & Co
Stephanie Pillersdorf / Kara Findlay
(212) 687-8080